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                         Nicholas-Applegate Fund, Inc.
                     Nicholas-Applegate Growth Equity Fund

                       Supplement dated February 9, 1998
                       to Prospectus dated March 4, 1997

How the Fund is Managed--Investment Adviser

The Fund is managed under the general supervision of Arthur E. Nicholas (who has been the Chief Investment Officer of the Investment Adviser since its organization) and Catherine Somhegyi, the Investment Adviser's Chief Investment Officer-Global Equity, who has been employed by the Investment Adviser since 1987. A team management approach is utilized in connection with the day-to-day management of the Fund's portfolio. The members of the team are Andrew B. Gallagher, Maren Lindstrom and Thomas J. Sullivan. Mr. Gallagher has been employed by Nicholas-Applegate Capital Management since 1992. Ms. Lindstrom has been employed by Nicholas-Applegate Capital Management since 1994; prior thereto, she was employed by Societe Generale, Banque D Orsay and Prudential Asset Management. Mr. Sullivan has been employed by Nicholas-Applegate Capital Management since 1994; prior thereto, he was employed by Donaldson, Lufken & Jenrette Securities Corporation.

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